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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 19, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              GOLDEN TELECOM, INC.
             (Exact name of registrant as specified in its charter)

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
        DELAWARE                     0-27423                        51-0391303
(State of incorporation)     (Commission File Number)    (IRS Employer Identification No.)
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                 REPRESENTATION OFFICE GOLDEN TELESERVICES, INC.
                             1 KOZHEVNICHESKY PROEZD
                              MOSCOW, RUSSIA 115114
                     (Address of principal executive office)

                              (011-7-501) 797-9300
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

         On August 19, 2003, Golden Telecom, Inc. ("GTI") and wholly-owned subsidiaries of GTI entered into share exchange agreements with Nye Telenor East Invest AS ("Telenor") to acquire 100% of the issued and outstanding shares of capital stock in OAO Comincom ("Comincom") held by Telenor. Upon closure, Telenor will be issued GTI common stock such that Telenor will hold 19.5% of the outstanding common shares of GTI on the date of closing. The consummation of the transaction is conditioned upon, among other things, the receipt of all necessary regulatory approvals in the United States and Russia, financial performance covenants for both parties, approval of GTI's shareholders and approval of the Board of Directors of Telenor. Upon consummation of the transaction, GTI will own 100% of Comincom. The transaction is expected to close before the end of 2003. The Company's press releases announcing such transaction are attached hereto as Exhibit 99.1 and 99.2, and the Share Exchange Agreement, Registration Rights Agreement, Standstill Agreement and Shareholders Agreement entered into in connection with the transaction and audited US GAAP consolidated financial statements for Comincom are attached hereto as Exhibits 99.4, 99.5, 99.6, 99.7 and 99.3, respectively. The exhibits filed herewith are incorporated herein by reference.

         As an integral part of the transaction, the prospective controlling shareholders of GTI have executed a Shareholders Agreement and a Standstill Agreement that will enter into effect on the closure of the transaction and that are subject to the corporate approval of each of their respective Boards of Directors. These agreements have been approved by a Special Committee of the Board of Directors of GTI. At closing, the controlling shareholders will be Alfa Telecom Limited, Telenor, OAO Rostelecom, Capital International Emerging Markets Private Equity Fund L.P., Cavendish Nominees Limited, and First NIS Regional Fund SICAV.

Item 7. Financial Statements and Exhibits.

 DESIGNATION         DESCRIPTION OF EXHIBIT
 -----------         ----------------------

     23.1 Consent of ZAO Pricewaterhouse Coopers Audit, Independent Auditors (OAO Comincom).

     99.1 Press release dated August 19, 2003 announcing Golden Telecom, Inc. to acquire OAO Comincom from Nye Telenor East Invest AS in exchange for newly issued shares.

     99.2 Supplemental press release dated August 20, 2003 announcing Golden Telecom, Inc. to acquire OAO Comincom from Nye Telenor East Invest AS in exchange for newly issued shares.

     99.3 Audited US GAAP Consolidated Financial Statements of OAO Comincom - December 31, 2002 and 2001.

     99.4 Share Exchange Agreement dated August 19, 2003 by and among Golden Telecom, Inc., SFMT-CIS, Inc. (a wholly-owned subsidiary of Golden Telecom, Inc.) and Nye Telenor East Invest AS.

     99.5 Registration Rights Agreement dated as of August 19, 2003 between and among Golden Telecom, Inc., Alfa Telecom Limited, Nye Telenor East Invest AS, OAO Rostelecom, Capital International Global Emerging Markets Private Equity Fund, L.P., Cavendish Nominees Limited, and First NIS Regional Fund SICAV.

     99.6 Standstill Agreement dated as of August 19, 2003 between and among Alfa Telecom Limited, Nye Telenor East Invest AS, OAO Rostelecom, Capital International Global Emerging Markets Private Equity Fund, L.P., Cavendish Nominees Limited, First NIS Regional Fund SICAV and Golden Telecom, Inc.

     99.7 Shareholders Agreement dated as of August 19, 2003 between and among Alfa Telecom Limited, Nye Telenor East Invest AS, OAO Rostelecom, Capital International Global Emerging Markets Private Equity Fund, L.P., Cavendish Nominees Limited, First NIS Regional Fund SICAV and Golden Telecom, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  GOLDEN TELECOM, INC.
                                  (Registrant)

                                  By:    /s/  DAVID STEWART
                                         -------------------------------------
                                  Name:  David Stewart
                                  Title: Chief Financial Officer and Treasurer
                                         (Principal Financial Officer)


Date:  August 20, 2003


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                               INDEX TO EXHIBITS

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
 DESIGNATION        DESCRIPTION OF EXHIBIT
 -----------        ----------------------
     23.1           Consent of ZAO Pricewaterhouse Coopers Audit, Independent
                    Auditors (OAO Comincom).

     99.1 Press release dated August 19, 2003 announcing Golden Telecom, Inc. to acquire OAO Comincom from Nye Telenor East Invest AS in exchange for newly issued shares.

     99.2 Supplemental press release dated August 20, 2003 announcing Golden Telecom, Inc. to acquire OAO Comincom from Nye Telenor East Invest AS in exchange for newly issued shares.

     99.3 Audited US GAAP Consolidated Financial Statements of OAO Comincom - December 31, 2002 and 2001.

     99.4 Share Exchange Agreement dated August 19, 2003 by and among Golden Telecom, Inc., SFMT-CIS, Inc. (a wholly-owned subsidiary of Golden Telecom, Inc.) and Nye Telenor East Invest AS.

     99.5 Registration Rights Agreement dated as of August 19, 2003 between and among Golden Telecom, Inc., Alfa Telecom Limited, Nye Telenor East Invest AS, OAO Rostelecom, Capital International Global Emerging Markets Private Equity Fund, L.P., Cavendish Nominees Limited, and First NIS Regional Fund SICAV.

     99.6 Standstill Agreement dated as of August 19, 2003 between and among Alfa Telecom Limited, Nye Telenor East Invest AS, OAO Rostelecom, Capital International Global Emerging Markets Private Equity Fund, L.P., Cavendish Nominees Limited, First NIS Regional Fund SICAV and Golden Telecom, Inc.

     99.7 Shareholders Agreement dated as of August 19, 2003 between and among Alfa Telecom Limited, Nye Telenor East Invest AS, OAO Rostelecom, Capital International Global Emerging Markets Private Equity Fund, L.P., Cavendish Nominees Limited, First NIS Regional Fund SICAV and Golden Telecom, Inc.
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